                                                                Page 4 of 8

                                            Aircraft Lease Portfolio Securitization
                                                    96-1 Pass Through Trust

                                                Statement To Certificateholders

--------------------------------------------------------------------------------------------------------------------------------
                                                   DISTRIBUTIONS IN DOLLARS
--------------------------------------------------------------------------------------------------------------------------------
                              PRIOR                                                                                     CURRENT
            ORIGINAL      PRINCIPAL                                                           REALIZED   ACCRETED     PRINCIPAL
CLASS     FACE VALUE        BALANCE      INTEREST     PRINCIPAL       PREMIUM       TOTAL       LOSSES   INTEREST       BALANCE
--------------------------------------------------------------------------------------------------------------------------------

  A    25,000,000.00   7,856,598.69     20,368.23          0.00          0.00   20,368.23         0.00       0.00  7,856,598.69
  A    60,000,000.00  18,855,836.68     48,883.76          0.00          0.00   48,883.76         0.00       0.00 18,855,836.68
  A   160,673,000.00  50,493,730.91    130,905.00          0.00          0.00  130,905.00         0.00       0.00 50,493,730.91
  B    56,868,750.00  40,063,750.00    125,811.30          0.00          0.00  125,811.30         0.00       0.00 40,063,750.00
  B             0.00           0.00          0.00          0.00          0.00        0.00         0.00       0.00          0.00
  C    50,044,500.00  39,559,903.71    139,173.94          0.00          0.00  139,173.94         0.00       0.00 39,559,903.71
  D    40,945,500.00  34,022,700.00          0.00          0.00          0.00        0.00         0.00       0.00 34,022,700.00
 E-1   82,918,250.00  82,918,250.00          0.00          0.00          0.00        0.00         0.00       0.00 82,918,250.00
 E-2            0.00           0.00          0.00          0.00          0.00        0.00         0.00       0.00          0.00

--------------------------------------------------------------------------------------------------------------------------------
TOTALS 476,450,000.00 273,770,769.99    465,142.23          0.00          0.00  465,142.23         0.00       0.00 273,770,769.99
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                            FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                  PASS-THRU RATES
--------------------------------------------------------------------------------------------------------------------------------
                              PRIOR                                                            CURRENT
                          PRINCIPAL                                                          PRINCIPAL
CLASS      CUSIP            BALANCE      INTEREST     PRINCIPAL       PREMIUM       TOTAL      BALANCE  * CURRENT          NEXT
--------------------------------------------------------------------------------------------------------------------------------

A      02109PAA8         314.263948      0.814729      0.000000      0.000000    0.814729   314.263948  3.245000%     3.370000%
A      U02029AA1         314.263945      0.814729      0.000000      0.000000    0.814729   314.263945  3.245000%     3.370000%
A      02109PAE0         314.263945      0.814729      0.000000      0.000000    0.814729   314.263945  3.245000%     3.370000%
B      0219PAF7          704.494999      2.212310      0.000000      0.000000    2.212310   704.494999  3.825000%     3.950000%
B      U02029AB9           0.000000      0.000000      0.000000      0.000000    0.000000     0.000000  3.825000%     3.950000%
C      02109PAG5         790.494534      2.781004      0.000000      0.000000    2.781004   790.494534  4.225000%     4.350000%
D      02109PAH3         830.926475      0.000000      0.000000      0.000000    0.000000   830.926475 13.750000%    13.750000%
E-1    AL9601108       1,000.000000      0.000000      0.000000      0.000000    0.000000 1,000.000000 10.000000%    10.000000%
E-2    AL9601109           0.000000      0.000000      0.000000      0.000000    0.000000     0.000000 10.000000%    10.000000%

--------------------------------------------------------------------------------------------------------------------------------
SELLER:                                        N/A                                        ADMINISTRATOR:     Michele Voon
SERVICER:                            Babcock & Brown Limited                                                Deutsche Bank
LEAD UNDERWRITER:                        Lehman Brothers                                                   4 Albany Street
RECORD DATE:                            December 31, 2004                                                 New York, NY 10006
DISTRIBUTION DATE:                       January 18, 2005                              FACTOR INFORMATION:  (800) 735-7777
--------------------------------------------------------------------------------------------------------------------------------
                                                                                             © COPYRIGHT 2005 Deutsche Bank

                                                                Page 5 of 8

                                Aircraft Lease Portfolio Securitization
                                        96-1 Pass Through Trust

                                    Statement To Certificateholders

---------------------------------------------------------------------------------------------------------
                                    ISSUE / COLLATERAL DETAIL REPORT
Distribution Date:  18-Jan-05
---------------------------------------------------------------------------------------------------------

1. COLLATERAL SUMMARY:

         1.1. DUE PERIOD      01-Dec-2004  to  31-Dec-2004

         1.2. ADDITIONAL REPORTED ITEMS

                    Initial Appraised Value of all Aircraft                         320,510,000.00

                    Aircraft Book Value                                             238,022,854.17

                    Rentals, Interest and Other Payments in Arrears                   570,887.00

                    Is there an existing Event of Default?                                YES      *

                    Number of Registration Defaults                                     0.00

                    Has an Enforcement Notice been Issued?                               NO

                    WFC Aircraft Sale Date                                              n/a

                    WFC Aircraft Payment Default Date                                   n/a

2. SUMMARY OF AVAILABLE FUNDS

         2.1. COLLECTIONS
              Interim deposits, withdrawals and transfers
                     Rents, Interest, Deferred Debt & Other
                         Lessee Payments                               1,352,276.00

                    Swap Receipts                                              0.00

                    Collections applied to excess aircraft
                         Maintenance Expenses                                  0.00

                    Interim withdrawal of Defaulted Rent
                        from the Lease Maintenance
                        Reserve Account or the Lease
                        Security Deposit Account                               0.00

                    Transfer of Maintenance Reserve Receipts
                        to Lessee Funded Account                               0.00

                    Transfer of Security Deposit Receipts
                        to Lessee Funded Account                               0.00

                    Proceeds from sale or other disposition of
                        any Aircraft, Engine or other asset                    0.00

                    Remaining Aircraft Purchase Account funds
                        after Aircraft Sale Date                               0.00
                                                                      ---------------------------
                                       Sub Total:                                   1,352,276.00

              Payment Date deposits and transfers
                    Investment Earnings:
                         Collections Sub Account             39,814.63
                         Expense Account                         0.00
                         Aircraft Purchase Account               0.00
                         Class D Note Interest Reserve Account   0.00
                         Contingency Reserve Account         2,453.50
                         Maintenance Reserve Account             0.00
                         Security Deposit Account               14.99
                                                             -----------------------
                    Total Investment earnings for all accounts            42,283.12

                    Investment Earnings retained within
                         Maintenance Reserve Account             0.00
                    Investment Earnings retained within
                         Security Deposit Reserve Account        0.00
                                                             -----------------------
                                                                               0.00
                                                                      ---------------------------
                                       Sub Total:                                   1,394,559.12
* The company had insufficient funds to pay all of the interest  due  to the holders of the Class D Notes.  The arrears owed to Class D Noteholders for the Due Period are $9,311,800.59 See Item 1.2 Interest Amounts-Unpaid Balance D Note"below for total overdue interest owed to holders to Class D Notes.
--------------------------------------------------------------------------------------------------------
                                                                     © COPYRIGHT 2005 Deutsche Bank

                                                                Page 6 of 8

                                Aircraft Lease Portfolio Securitization
                                        96-1 Pass Through Trust

                                    Statement To Certificateholders

---------------------------------------------------------------------------------------------------------
                                    ISSUE / COLLATERAL DETAIL REPORT

Distribution Date:  18-Jan-05
---------------------------------------------------------------------------------------------------------

2. SUMMARY OF AVAILABLE FUNDS (cont.)

         2.1. COLLECTIONS (cont.)
                    After Enforcement Notice or Disposition of Last
                    Aircraft Lessee Funded Account Transfers                   0.00

                    After Enforcement Notice, Aircraft                         0.00
                    Purchase Acct. funds
                    Remaining amounts in the Aircraft
                    Purchase Account transferred due to
                         WFC Aircraft Delivery Termination Date or
                         WFC Aircraft Payment Default Date                     0.00

                                                                      ---------------------------
                                       Sub Total:                                   1,394,559.12

              Other Miscellaneous amounts
                    For any aircraft which has undergone a
                         total loss or for which the lease
                         has been sold, conveyed or transferred:
                              Available Maintenance Reserves Amount            0.00
                              Available Security Deposit Amount                0.00

                    Miscellaneous Other Proceeds                               0.00
                                                                      ---------------------------
       Available Collections transferred to the Transaction Account:                1,394,559.12
                                                                      ===========================

              Reserve Account transfers
                    Maintenance Reserve Amount withdrawals
                         from the Collection Sub-Account                       0.00
                    Liquidity Reserve Amount withdrawals
                         from the Collection Sub-Account               1,382,878.26
                    Amounts withdrawn from the Class D
                         Interest Reserve Sub-Account                          0.00
                    Amounts withdrawn from the Contingency
                         Reserve Sub-Account                                   0.00
                                                                      ---------------------------
                    Total Amounts transferred to the Transaction Account:           2,777,437.38
                                                                      ===========================

         2.2. PAYMENTS FROM TRANSACTION ACCOUNT

         *          Required Expense Amount plus Additional
                         Company Expenses, Fees and Taxes              2,226,665.64
                    Amounts transferred to the Collection Account
                         for Maintenance Reserve Amount                        0.00
                    Swap Payments due to Swap Provider                         0.00
                    Amounts transferred to the Collection Account
                         for Liquidity Reserve Amount                     85,629.51
                    Amounts transferred to the Class D Note
                         Interest Reserve Account                              0.00
                    Aggregate Swap Breakage Costs                              0.00
                    Current plus prior unpaid Annual Dividends                 0.00
                    Deposit to the Lessee Funded Account for
                         funds previously transferred from the Lessee
                         Funded Account according to Clause
                         7.07(a)(iv) of the Deed of Charge.                    0.00
                                                                      ---------------------------
                                                                                    2,312,295.15

                    Payments to Noteholders                                           465,142.23
                              -------------------------------------------------------------------
                              Total payments from the Transaction Account:          2,777,437.38
                              ===================================================================

         *      Monthly withdrawal from Collection
                Account for Carotene Account                              14,140.00

---------------------------------------------------------------------------------------------------------
                                                                           © COPYRIGHT 2005 Deutsche Bank

                                                                Page 7 of 8

                                    Aircraft Lease Portfolio Securitization
                                            96-1 Pass Through Trust

                                        Statement To Certificateholders

----------------------------------------------------------------------------------------------------------------
                                      CERTIFICATE PAYMENTS DETAIL REPORT
Distribution Date:18-Jan-05
----------------------------------------------------------------------------------------------------------------

1. PAYMENT CALCULATIONS SUMMARY:

        1.1. INDICES
                  Current LIBOR Index Rate                                                          2.3750%
                  Next LIBOR Index Rate                                                             2.5000%

        1.2. INTEREST AMOUNTS
                            -------------------------------------------------------
                             CLASS        ACCRUED and UNPAID INTEREST AMOUNTS
                                     ----------------------------------------------
                                          Note         Other (1)        Total
                            -------------------------------------------------------
                             A Note       200,156.99   1,176,675.59   1,376,832.58
                             B Note       125,811.30     527,702.05     653,513.35
                             C Note       139,173.94     509,559.68     648,733.62
                             D Note     9,311,800.59   1,879,708.51  11,191,509.10
                             E Note    57,542,622.85           0.00  57,542,622.85
                             ------------------------------------------------------
                                       67,319,565.67   4,093,645.83  71,413,211.50
                                     ----------------------------------------------

                            -------------------------------------------------------
                             CLASS                  UNPAID BALANCE
                                     ----------------------------------------------
                                          Note         Other (1)        Total
                            -------------------------------------------------------
                             A Note             0.00   1,176,675.59   1,176,675.59
                             B Note             0.00     527,702.05     527,702.05
                             C Note             0.00     509,559.68     509,559.68
                             D Note     9,311,800.59   1,879,708.51  11,191,509.10
                             E Note    57,542,622.85           0.00  57,542,622.85
                            -------------------------------------------------------
                                       66,854,423.44   4,093,645.83  70,948,069.27
                                     ----------------------------------------------

                     Notes: (1) 'Other' includes Step-Up, Default and Additional Interest.
                                 Reflects previously unreported Default Interest on Class D for January 2003 through November 2003
                                 payment dates of $311,874.75.

        1.3. PRINCIPAL AMOUNTS
                            ----------------------------------------------------------------------
                             CLASS       Target          Target       Additional   Target Amount
                                         Balance         Amount       Principal      Shortfall
                            ----------------------------------------------------------------------

                             A Note            (0.00) 77,206,166.28         0.00    77,206,166.28
                             B Note    40,063,750.00           0.00         0.00             0.00
                             C Note    35,256,100.00   4,303,803.71         0.00     4,303,803.71
                             D Note    28,845,900.00   5,176,800.00         0.00     5,176,800.00
                            ----------------------------------------------------------------------
                                                      86,686,769.99         0.00    86,686,769.99
                                                     ---------------------------------------------

        1.4. OTHER AMOUNTS
                  a) Class D Note Unpaid Makewhole Premium Amount                            0.00

                  b) Class E Contingent Interest Amount                                      0.00

                  c) Unpaid Annual Dividends Balance                                     4,500.00

----------------------------------------------------------------------------------------------------------------
                                                                                   © COPYRIGHT 2005 Deutsche Bank

                                                                Page 8 of 8

                                          Aircraft Lease Portfolio Securitization
                                                  96-1 Pass Through Trust

                                              Statement To Certificateholders

-----------------------------------------------------------------------------------------------------------------------------
                                                  ADDITIONAL ITEMS REPORT
Distribution Date:    18-Jan-05
-----------------------------------------------------------------------------------------------------------------------------

1. ACCOUNT ACTIVITY SUMMARY:
        Note: Amounts reflect activity which has occured during the relevant Due Period, as well as transfers resulting from the current Payment Date.
        ==============================================================================================================
        Name                                    Prior Balance    Deposits    Withdrawals   Adjustments     Balance
        ==============================================================================================================
        COLLECTION ACCOUNT
            Collections Sub-Account             22,105,370.49  1,480,188.63  2,777,437.38        0.00  20,808,121.74
             Expense Sub-Account                        0.00   2,212,525.64  2,212,525.64        0.00           0.00
             Aircraft Purchase Sub-Account              0.00           0.00          0.00        0.00           0.00
             Class D Note Interest
               Reserve Sub-Account                      0.00           0.00          0.00        0.00           0.00
             Contingency Reserve Sub-Account    1,400,000.00       2,453.50      2,453.50        0.00   1,400,000.00
                                                ----------------------------------------------------------------------
                                        TOTALS: 23,505,370.49  3,695,167.77  4,992,416.52        0.00  22,208,121.74

        LESSEE FUNDED ACCOUNT
        Segregated Maintenance
             Reserve Sub-Account                        0.00         0.00          0.00          0.00           0.00
        Segregated Security
             Deposit Sub-Account                        0.00        14.99         14.99          0.00           0.00
                                                ---------------------------------------------------------------------
                                        TOTALS:         0.00        14.99         14.99          0.00           0.00

          Liquidity Reserve Amount                                                      22,191,000.00
         Amounts held in respect of the Liquidity Reserve Amount
              within the Collection Acount                                              20,808,121.74
          Surplus/(Shortfall)                                                           (1,382,878.26)

2. MISCELLANEOUS:

        2.1. AIRCRAFT DETAILS

        ---------------------------------------------------------------------------------------------------------------------
          Aircraft    Aircraft  Avg. Appraised      Date       Aircraft       Event         Event      Sale / Insurance
           Lessee   Serial Number  Value (1)     Appraised    Book Value      Date      Description(2)   Proceeds
        ------------------------------------------------------------------------------------------------------------
        ------------------------------------------------------------------------------------------------------------
             N/A         127               0.00 30-Jun-2004          0.00   8/2/1999          S        5,525,217.00
             N/A         283               0.00 30-Jun-2004          0.00  12/20/2002         S       20,757,041.00
             N/A        11287              0.00 30-Jun-2004          0.00   7/2/1999          S       12,646,518.00
             N/A        22381              0.00 30-Jun-2004          0.00   7/24/1997         S       35,000,000.00
           Asiana       23869     13,860,000.00 30-Jun-2004  17,365,991.11                                        -
        Travel Service  23870     14,540,000.00 30-Jun-2004  17,874,902.78                                        -
        Skynet Airlines 24519     14,990,000.00 30-Jun-2004  18,534,676.11                                        -
        China Southern  24898     13,340,000.00 30-Jun-2004  16,213,207.50                                        -
             N/A        24914              0.00 30-Jun-2004          0.00   10/1/2002         S       11,577,067.00
         Air Canada     24952     37,680,000.00 30-Jun-2004  50,508,945.00                                        -
         Air Canada     25000     37,170,000.00 30-Jun-2004  50,561,077.50                                        -
        Air 2000(First
        Choice Airways) 25054     23,630,000.00 30-Jun-2004  32,687,077.50                                        -
          Meridiana     49785     10,510,000.00 30-Jun-2004  17,082,880.00                                        -
        Allegian Air    49786     10,900,000.00 30-Jun-2004  17,194,096.67                                        -
        ------------------------------------------------------------------------------------------------------------
                                ----------------             -------------                            --------------
                                 176,620,000.00             238,022,854.17                           85,505,843.00
                                ----------------             -------------                            --------------

               Notes: (1) Appraised Values have been provided by: Avitas Inc., Aircraft
                          Information Services Inc. and BK Associates Inc.
                      (2) Event Description Key:  S = sold, L = loss and PDE = Premium Disposition Event.
                      (3) Aircraft Best Value is currently in review.

        2.2. AMENDMENTS TO THE LIST OF NON-ACCEPTABLE COUNTRIES
                      None

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                                                                                               © COPYRIGHT 2005 Deutsche Bank